Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of July 19, 2012 (this “Amendment”), by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and General Electric Capital Corporation, as Co-Collateral Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent, the UK Security Trustee, the Administrative Collateral Agent, the Co-Collateral Agent, and the other parties party thereto, are parties to that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012 and as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto is willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

I. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), each party hereto hereby agrees that the Credit Agreement shall be and hereby is amended as follows:

1. The cover page of the Credit Agreement is hereby amended by deleting the word “and” immediately after the phrase “as Co-Collateral Agent,” and replacing it with the following:

“DEUTSCHE BANK AG NEW YORK BRANCH,

as Syndication Agent, and”

2. The definition of “2009 Notes” is hereby amended by inserting the phrase “November 15,” immediately after the phrase “8.375% Senior Notes due”.

3. The definition of “Aggregate Borrowing Base” is hereby amended by replacing the reference to the number “$150,000,000” contained therein with a reference to the number “$175,000,000”.

4. The definition of “Amortization Commencement Date” is hereby amended and restated in its entirety as follows:

““Amortization Commencement Date” means June 1, 2011.”

5. The definition of “Applicable Commitment Fee Rate” is hereby amended by (A) deleting the phrase “, provided that until August 31, 2010, the “Applicable Commitment Fee Rate” shall be the applicable rate per annum set forth below in Category 1”; (B) deleting the reference to the percentage “0.50%” contained therein and replacing it with a reference to the percentage “0.375%” and (C) deleting the reference to the percentage “0.375%” contained therein and replacing it with the a reference to the percentage “0.25%”.

6. The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

““Applicable Rate” means, for any day, with respect to any ABR Loan, Canadian Prime Loan, Eurodollar Loan, CDOR Loan, or Overnight LIBO Loan, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurodollar Spread”, “CDOR Spread” or “Overnight LIBO Spread”, as the case may be, based upon the Borrowers’ Average Aggregate Availability during the most recent fiscal quarter of the Borrowers.

Average Aggregate Availability	ABR Spread	Canadian Prime Spread	Eurodollar Spread	CDOR Spread	Overnight LIBO Spread
Category 1 > $150,000,000	0.25%	0.25%	1.75%	1.75%	1.75%

Category 2 ≤ $150,000,000 but > $75,000,000	0.50%	0.50%	2.00%	2.00%	2.00%

Category 3 ≤ $75,000,000	0.75%	0.75%	2.25%	2.25%	2.25%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the Borrowers based upon the Borrowers’ Aggregate Borrowing Base Certificates delivered from time to time pursuant to Section 5.01 and outstanding during such fiscal quarter, (b) each change in the Applicable Rate resulting from a change in the Borrowers’ Average Aggregate Availability shall be effective on the first day of the next fiscal quarter, provided that the Average Aggregate Availability for purposes of determining the Applicable Rate shall be deemed to be in Category 3 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver the Borrowing Base Certificates required to be delivered by them pursuant to Section 5.01, during the period from the expiration of the time for delivery thereof until such Borrowing Base Certificates are delivered and (c) until the delivery of the Borrowers’ Aggregate Borrowing Base Certificate pursuant to Section 5.01, the Applicable Rate shall be determined based upon the Borrowers’ Average Aggregate Availability for the quarter ended June 30, 2012.”

7. The definition of “Borrowing Base” is hereby amended by deleting the reference to the number “$150,000,000” contained therein and replacing it with a reference to the number “$175,000,000”.

8. The definition of “Borrowing Base Reporting Trigger Level” is hereby amended and restated in its entirety as follows:

““Borrowing Base Reporting Trigger Level” means, at any time, 12.5% of the aggregate amount of all Commitments at such time.”

9. The definition of “Canadian Security Agreement” is hereby amended and restated in its entirety as follows:

““Canadian Security Agreement” means that certain Canadian Pledge and Security Agreement, dated as of August 17, 2010, between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Collateral Agent and the Lenders, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any Loan Party organized in Canada (or any other property located therein)), or any other Person, as amended on the date hereof by the Canadian Reaffirmation Agreement, as the same may be further amended, restated or otherwise modified from time to time.”

10. The definition of “Capital Lease Obligations” is hereby amended by adding the phrase “; provided that, if, as a result of a change in GAAP after the Amendment No. 2 Effective Date, any Capital Lease Obligations would constitute obligations in respect of an operating lease, as defined and interpreted in accordance with GAAP as in effect and applied on the Amendment No. 2 Effective Date, then for purposes of this Agreement, the obligations under such lease shall not constitute Capital Lease Obligations.” immediately after the phrase “determined in accordance with GAAP”.

11. The definition “Cash Management Transition Period” and each reference in the Credit Agreement to such term is hereby deleted in its entirety.

12. The definition of “Change in Law” is hereby amended by adding the phrase “; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, requirements, guidelines, statements of policy, practice statement or directives thereunder, issued in connection therewith or in implementation thereof and (y) all requests, rules, requirements, guidelines, statements of policy, practice statement or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” after the date hereof, regardless of the date enacted, adopted, issued, made or implemented.” immediately after the phrase “of any Governmental Authority made or issued after the date of this Agreement”.

13. The definition of “Disqualified Equity Interests” is hereby amended by deleting each reference to the date “August 17, 2015” and replacing it with the date “July 19, 2017”.

14. The definition of “EBITDA” is hereby amended by deleting the reference to the number “$8,700,000” contained therein and replacing it with a reference to the number “$1,500,000”.

15. The definition of “Effective Date” is hereby amended and restated in its entirety as follows:

““Effective Date” means August 17, 2010.”

16. The definition of “Eligible Accounts” is hereby amended by deleting the sentence “No Account acquired in the Cliffstar Acquisition, or generated in the business so acquired, may constitute an Eligible Account until the completion of the Administrative Collateral Agent’s due diligence (including its field examinations) relating thereto.”

17. The definition of “Eligible Equipment” is hereby amended by (A) deleting the word “and” at the end of clause (f) thereof, (B) inserting the word “and” at the end of clause (g) thereof, (C) deleting the phrase “provided, that notwithstanding anything contained herein to the contrary, in the event that the Borrowers shall fail to deliver the updated appraisals required under item 1 of Schedule 5.15 on or prior to the dates required on such Schedule, the equipment to which such delayed deliveries relate shall not be subject to qualification as Eligible Equipment until such time as such deliveries are complete.” at the end of such definition, and (D) adding a new clause (h) at the end of such definition as follows:

“(h) such equipment is not invested in accordance with Section 6.04(o).”

18. The definition of “Eligible Inventory” is hereby amended by deleting the sentence “No Inventory acquired in the Cliffstar Acquisition, or generated in the business so acquired, may constitute Eligible Inventory until the completion of the Administrative Collateral Agent’s due diligence (including its appraisals) relating thereto.”

19. The definition of “Eligible Real Property” is hereby amended by deleting the phrase “; provided, that notwithstanding anything contained herein to the contrary, in the event that the Borrowers shall fail to deliver the updated appraisals, insurance reports, and environmental reports required under items 1, 2 and 3 of Schedule 5.15 on or prior to the dates required on such Schedule, the real property to which such delayed deliveries relate shall not be subject to qualification as Eligible Real Property until such time as such deliveries are complete”.

20. Clause (iii) of the proviso to the definition of “Excluded Subsidiary” is hereby amended by deleting each reference to the defined term “Effective Date” in such clause and replacing it with a reference to the defined term “Amendment No. 2 Effective Date”.

21. The definition of “Excluded Taxes” is hereby amended by adding the clause “, and, in the case of a Treaty Lender, U.S. Federal and United Kingdom withholding Taxes imposed on amounts payable (excluding, (x) the portion of United Kingdom withholding Taxes with respect to which the applicable Treaty Lender is entitled to claim a reduction under an income tax treaty, and (y) United Kingdom withholding Taxes on payments made by any guarantor under any guarantee of the obligations to the extent such withholding Taxes would not have applied if the payment had been made by the Borrower rather than such guarantor) to or for the account of such Treaty Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Treaty Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the UK Borrower under Section 2.19(b)) or (ii) such Treaty Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Treaty Lender’s assignor immediately before such Treaty Lender acquired the applicable interest in the Loan or Commitment or to such Treaty Lender immediately before it changed its lending office,” immediately after the clause “(c) any withholding taxes imposed under Section 1471 or 1472 of the Code”.

22. The definition of “Existing Letters of Credit” and each reference in the Credit Agreement to such term is hereby deleted in its entirety.

23. The definition of “Fee Letters” is hereby amended by (A) adding the phrase “amended and restated” immediately before the phrase “fee letter” and (B) adding the phrase “Amendment No. 2” immediately before the phrase “Effective Date”.

24. The definition of “Fixed Charge Coverage Ratio” is hereby amended and restated in its entirety as follows:

““Fixed Charge Coverage Ratio” means the ratio, determined as of the end of each fiscal quarter of the Company for the most-recently ended four fiscal quarters, of (a) EBITDA minus the unfinanced portion of Capital Expenditures to (b) Fixed Charges, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.”

25. The definition of “Fixed Charge Trigger Level” is hereby amended by deleting the phrase “the lesser of (i) 12.5% of the Aggregate Borrowing Base and (ii) $37,500,000” and replacing it with the phrase “10.0% of the aggregate amount of all Commitments at such time”.

26. The definition of “Fixed Charges” is hereby amended by (A) deleting the phrase “plus (g) any payments by the Company or its Subsidiaries related to any purchase of the 2009 Notes or the 2010 Notes pursuant to Section 6.09(b)(x),” and (B) deleting the sentence “For purposes of determining Fixed Charges as of any date for the period of four consecutive fiscal quarters ended on or prior to March 31, 2011, (x) the Fixed Charges for the fiscal quarter ended January 3, 2010 shall be $26,100,000, (y) the Fixed Charges for the fiscal quarter ended April 3, 2010 shall be $26,300,000 and (z) the Fixed Charges for the fiscal quarter ended July 3, 2010 shall be $26,000,000”.

27. The definition of “Loan Documents” is hereby amended by inserting the phrase “, the Reaffirmation Agreements,” immediately before the phrase “and all other agreements, instruments, documents and certificates identified in Section 4.01”.

28. The definition of “Maturity Date” is hereby amended by deleting the phrase “August 17, 2014 or” and replacing it with the phrase “the earliest of (a) July 19, 2017, (b) solely if at the close of business on May 1, 2017 the 2009 Notes have not been redeemed, repurchased or otherwise refinanced in full, May 15, 2017 or (c)”.

29. The definition “New Equity” and each reference in the Credit Agreement to such term is hereby deleted in its entirety.

30. The definition of “Permitted Acquisition” is hereby amended and restated in its entirety as follows:

““Permitted Acquisition” means any Proposed Acquisition that satisfies each of the following conditions precedent:

(a) with respect to any Proposed Acquisition where the Acquisition Consideration exceeds $15,000,000, the Administrative Agent shall receive at least 10 Business Days’ prior written notice (or such shorter period as may be acceptable to the Administrative Agent) of such Proposed Acquisition, which notice shall include, without limitation, a reasonably detailed description of such Proposed Acquisition, and, if any earnout is included as part of the Acquisition Consideration, such notice shall be accompanied by a certificate of a Financial Officer of the Company setting forth (i) the good faith estimate of the aggregate amount required to be reserved in accordance with GAAP in respect of the earnout constituting Acquisition Consideration, (ii) after giving effect to the earnout described in clause (i), a detailed calculation of the aggregate amount of all earnouts (other than the Earnout) that will be outstanding as of the closing date of the Proposed Acquisition, and (iii) a determination as to whether a Reserve will be required on the closing date of the Proposed Acquisition pursuant to Section 6.01(r);

(b) such Proposed Acquisition shall have been approved by the Proposed Acquisition Target’s board of directors (or equivalent);

(c) the Proposed Acquisition Target shall be engaged in a Permitted Business;

(d) all governmental and material third-party approvals necessary in connection with such Proposed Acquisition shall have been obtained and be in full force and effect;

(e) no additional Indebtedness or other liabilities shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of the Company and Proposed Acquisition Target after giving effect to such Proposed Acquisition, except (i) Loans made hereunder, (ii) ordinary course trade payables, accrued expenses and (iii) Indebtedness permitted under Section 6.01;

(f) with respect to any Proposed Acquisition having an Acquisition Consideration of at least $50,000,000, the Borrower Representative shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and sufficiently in advance of such

Proposed Acquisition, such other financial information, financial analysis, documentation or other information relating to such Proposed Acquisition as the Administrative Agent or any Lender shall reasonably request;

(g) with respect to any Proposed Acquisition having an Acquisition Consideration of at least $50,000,000, the Administrative Agent shall be reasonably satisfied with the form and substance of the acquisition agreement and with all other material agreements, instruments and documents implementing such Acquisition or executed in connection therewith, including opinions, certificates and lien search results, and such Acquisition shall be consummated in accordance with the terms of such documents and in compliance with applicable law and regulatory approvals;

(h) at or prior to the closing of such Proposed Acquisition, the Company (or the Restricted Subsidiary making such Proposed Acquisition) and the Proposed Acquisition Target shall have executed such documents and taken such actions as may be required under Section 5.13;

(i) at the time of such Proposed Acquisition and after giving effect thereto, (A) no Default shall have occurred and be continuing, (B) all representations and warranties contained in Article III and in the other Loan Documents shall be true and correct in all material respects and (C) any Reserve required pursuant to Section 6.01(r) shall have been disclosed to the Collateral Agents; and

(j) with respect to any Proposed Acquisition where the Company (or the Restricted Subsidiary making such Proposed Acquisition) intends to sell, transfer or dispose of fixed assets in accordance with Section 6.05(g), the Administrative Agent shall receive a certificate of a Financial Officer of the Company (or of the Restricted Subsidiary making such Proposed Acquisition) at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the closing of the Proposed Acquisition, (x) designating such fixed assets as assets sold, transferred or disposed of in accordance with clause (ii) of the proviso to Section 6.05(g), (y) identifying such assets with specificity, and (z) including a detailed calculation of (I) the good faith estimate of the aggregate fair market value of such assets at such time, (II) the good faith estimate of the aggregate fair market value (computed as of the time originally designated under this paragraph (j)) of the fixed assets previously designated in accordance with this paragraph (j), and (III) the aggregate fair market value (computed as of the time originally designated under this paragraph (j)) of all assets sold, transferred or disposed of on or after the Amendment No. 2 Effective Date in accordance with clause (ii) of the proviso to Section 6.05(g), such certificate to be in form and substance reasonably satisfactory to the Administrative Agent.”

31. The definition of “Permitted Business” is hereby amended by adding the phrase “so long as the majority of the operations of such business is in the beverage industry” immediately after the phrase “or related line of business”.

32. The definition of “Permitted Investments” is hereby amended by (A) replacing the reference to “AAA” contained therein with the phrase “at least AA” and (B) replacing the reference to “Aaa” contained therein with the phrase “at least Aa”.

33. The definition of “Permitted Margin Stock” is hereby amended by inserting the phrase “Amendment No. 2” immediately before the phrase “Effective Date”.

34. The definition “PP&E Cap” and each reference in the Credit Agreement to such term is hereby deleted in its entirety.

35. The definition of “PP&E Component” is hereby amended by deleting the phrase “the PP&E Cap at such time” from clause (a)(ii) thereof and replacing it with the number “$50,000,000”.

36. The definition of “PP&E Percentage” is hereby amended and restated in its entirety as follows:

““PP&E Percentage” shall mean, at the time of any determination occurring on or after the Amortization Commencement Date, the percentage equal to one hundred percent (100%) minus the lesser of (a) the percentage obtained by dividing the number of full fiscal months of the Company elapsed since the Amortization Commencement Date by eight-four (84) and (b) one hundred percent (100%).”

37. Clause (c) of the definition of “Prepayment Event” is hereby amended by deleting the phrase “any over allotment or “green shoe” offered after the Effective Date in connection with the New Equity or” therefrom.

38. Clause (i) of the definition of “Swap Agreement” is hereby amended by inserting the phrase “(including any commodity sold by the Borrower or any of its Subsidiaries directly to a vendor solely for the purpose of being used or consumed to manufacture products of the Borrower or any of its Subsidiaries in the ordinary course of such vendor’s business)” immediately after the phrase “used or consumed in the ordinary course of the Company’s business”.

39. The definition of “Transactions” is hereby amended by deleting the phrase “, the execution, delivery and performance of the 2010 Note Documents, including the issuance of the 2010 Notes, the issuance of the New Equity, the use of the proceeds of each of the foregoing” therefrom.

40. The definition of “UK Security Agreement” is hereby amended by deleting the phrase “the date hereof” and replacing it with the date “August 17, 2010”.

41. The definition of “U.S. Security Agreement” is hereby amended by (A) deleting the phrase “the date hereof” and replacing it with the date “August 17, 2010”; (B) inserting the phrase “amended on the date hereof by the U.S. Reaffirmation Agreement, as” immediately after the phrase “or any other Person, as” and (C) inserting the word “further” immediately before the phrase “amended, restated or otherwise modified from time to time”.

42. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

(a) “Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, among the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

(b) “Amendment No. 2” means Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, among the Loan Parties party thereto, the Lenders party thereto, and the Agents.

(c) “Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2.

(d) “Borrower DTTP Filing” means an HM Revenue & Customs Form DTTP2 duly completed and filed by the relevant UK Borrower, which (a) where it relates to a Treaty Lender that is a Treaty Lender on the day on which this Agreement is entered into, contains the scheme reference number and jurisdiction of tax residence provided by the Treaty Lender to the UK Borrower and the Administrative Agent, and (i) where the UK Borrower becomes a UK Borrower on the day on which this Agreement is entered into, is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or (ii) where the UK Borrower becomes a UK Borrower hereunder after the day on which this Agreement is entered into, is filed with HM Revenue & Customs within 30 days of the date on which that UK Borrower becomes a UK Borrower; or (b) where it relates to a party that becomes a Treaty Lender hereunder pursuant to an Assignment and Assumption or a Participant, contains the scheme reference number and jurisdiction of tax residence of such party and is provided by such party to the UK Borrower and the Administrative Agent, and (i) where the UK Borrower is a UK Borrower on the effective date of the relevant Assignment and Assumption or participation, is filed with HM Revenue & Customs within 30 days of the effective date of the relevant aforementioned document; or (ii) where the UK Borrower becomes a UK Borrower hereunder after the effective date of the relevant Assignment and Assumption or participation, is filed with HM Revenue & Customs within 30 days of the date on which that UK Borrower becomes a UK Borrower.

(e) “Canadian Borrower” mean the Company.

(f) “Canadian Reaffirmation Agreement” means the Canadian Reaffirmation Agreement and Amendment No. 1 to Canadian Security Agreement, dated as of the Amendment No. 2 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.

(g) “HMRC DT Treaty Passport scheme” means the Board of H.M. Revenue and Customs Double Taxation Treaty Passport scheme.

(h) “Reaffirmation Agreements” means the Canadian Reaffirmation Agreement, the UK Reaffirmation Agreement and the U.S. Reaffirmation Agreement.

(i) “UK Reaffirmation Agreement” means the UK Reaffirmation Agreement, dated as of the Amendment No. 2 Effective Date, by and between the Loan Parties party thereto and the UK Security Trustee.

(j) “U.S. Reaffirmation Agreement” means the U.S. Reaffirmation Agreement and Amendment No. 1 to U.S. Security Agreement, dated as of the Amendment No. 2 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.

43. Section 1.04 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

“Notwithstanding the foregoing, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159), or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect, permitting or requiring a Person to value its financial liabilities or Indebtedness at the fair value thereof.”

44. Clause (b) of Section 2.06 of the Credit Agreement is hereby amended by (A) inserting the word “other” immediately before the phrase “electronic communication” and (B) deleting the phrase “9:00 am” and replacing it with the phrase “9:00 a.m.”.

45. Clause (c) of Section 2.06 of the Credit Agreement is hereby amended by adding a semi-colon immediately after the phrase “(ii) the date that is five Business Days prior to the Maturity Date”.

46. Clause (k) of Section 2.06 of the Credit Agreement is hereby deleted in its entirety.

47. Clause (e) of Section 2.09 of the Credit Agreement is hereby amended by (A) inserting “;” immediately before the first occurrence of the word “provided” and (B) deleting the word “and” immediately before the phrase “provided, further” and replacing it with “;”.

48. The first proviso to clause (c) of Section 2.11 of the Credit Agreement is hereby amended by inserting the phrase “Amendment No. 2” immediately before the phrase “Effective Date exceeds $1,000,000”.

49. The last proviso to clause (c) of Section 2.11 of the Credit Agreement is hereby amended by deleting each reference to “Section 6.09(b)(xi)” and replacing it with a reference to “Section 6.09(b)(vii)”.

50. A new clause (h) of Section 2.17 of the Credit Agreement is hereby inserted, which reads as follows:

“(h) Additional United Kingdom Withholding Tax Matters. (i) Subject to (ii) and (iii) below, a Treaty Lender and each UK Borrower which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that UK Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (ii)(A) a Treaty Lender which becomes a Treaty Lender on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the Borrower and the Administrative Agent; and (B) a Treaty Lender which becomes a Treaty Lender hereunder after the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the UK Borrower and the Administrative Agent, and, having done so, that Treaty Lender shall be under no further obligation pursuant to paragraph (g) and (h)(i) above; (iii) nothing in paragraph (i) above shall require a Treaty Lender to: (A) register under the HMRC DT Treaty Passport scheme; (B) apply the HMRC DT Treaty Passport scheme to any Borrowings if it has so registered; or (C) file Treaty forms if it has included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with paragraph (h)(ii) above and the UK Borrower making that payment has not complied with its obligations under paragraph (h)(iv) below; (iv) if a Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (h)(ii) above the relevant UK Borrower shall make a Borrower DTTP filing, and where (1) that Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given the UK Borrower authority to make payments to that Treaty Lender without a deduction for tax within 60 days of the date of the Borrower DTTP Filing, and, in each case, the UK Borrower has notified that Treaty Lender in writing, that Treaty Lender and the UK Borrower shall co-operate in completing any additional procedural formalities necessary for that UK Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (v) if a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (g)(ii) above, no UK Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees; (vi) a UK Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Treaty Lender; and (vii) a Treaty Lender shall notify the UK Borrower and Administrative Agent if it determines in its sole discretion that it is ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by the UK Borrower hereunder.”

51. Clause (h) of Section 2.17 of the Credit Agreement is hereby renumbered as clause (i).

52. Clause (i) of Section 2.17 of the Credit Agreement is hereby renumbered as clause (j).

53. Clause (j) of Section 2.17 of the Credit Agreement is hereby renumbered as clause (k).

54. Clause (k) of Section 2.17 of the Credit Agreement is hereby renumbered as clause (l).

55. Clause (l) of Section 2.17 of the Credit Agreement is hereby deleted in its entirety.

56. Section 3.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 3.04. Financial Condition; No Material Adverse Change.

(a) The Company has heretofore furnished to the Lenders the Company’s consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2011, reported on by PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarters and the portions of the fiscal year ended March 31, 2012, certified by its chief financial officer. Such financial statements described in the preceding sentence present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

(b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2011.”

57. Clause (a) of Section 3.06 of the Credit Agreement is hereby amended by deleting the phrase “(x) on the Effective Date relating to the Cliffstar Acquisition or (y)”.

58. The last sentence of clause (b) of Section 3.10 of the Credit Agreement is hereby amended by deleting the reference to the defined term “Effective Date” and replacing it with a reference to the defined term “Amendment No. 2 Effective Date”.

59. Clause (a) of Section 3.13 of the Credit Agreement is hereby amended by (A) deleting the phrase “each of the Cliffstar Acquisition and” and (B) changing each reference therein to the defined term “Effective Date” to a reference to the defined term “Amendment No. 2 Effective Date”.

60. Section 3.14 of the Credit Agreement is hereby amended by (A) deleting the reference in the second sentence thereof to the defined term “Effective Date” and replacing it with a reference to the defined term “Amendment No. 2 Effective Date” and (B) inserting the phrase “or successor insurance policies” immediately before the phrase “have been paid” in the second sentence thereof.

61. Section 3.15 of the Credit Agreement is hereby amended by (A) deleting the reference “(a)” and (B) deleting the phrase “after giving effect to the Cliffstar Acquisition, the Transactions and the Restructuring”.

62. Section 3.17 of the Credit Agreement is hereby amended by deleting the reference in the first sentence therein to the defined term “Effective Date” and replacing it with a reference to the defined term “Amendment No. 2 Effective Date”.

63. Section 3.21 of the Credit Agreement is hereby amended by deleting the reference therein to the defined term “Effective Date” and replacing it with a reference to the defined term “Amendment No. 2 Effective Date”.

64. Section 3.22 of the Credit Agreement is hereby amended by (A) deleting each reference therein to the defined term “Effective Date” and replacing it with a reference to the defined term “Amendment No. 2 Effective Date” and (B) adding the phrase “, including the Unrestricted Subsidiaries” immediately before the phrase “listed on Schedule 1.01(c)”.

65. Section 3.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 3.23. [Reserved.]”

66. Section 3.24 of the Credit Agreement is hereby amended by (A) deleting the reference “(i)” immediately before the phrase “as of July 3, 2010” and (B) deleting the phrase “and (ii) in connection with the Cott Acquisition and the Restructuring outstanding on the Effective Date,”.

67. Section 3.25 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 3.25. Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio determined as of March 31, 2012 was greater than 1.1 to 1.”

68. Clause (e) of Section 5.01 of the Credit Agreement is hereby amended by adding the phrase “to the extent customarily provided with respect to similarly situated companies by such accounting firm,” immediately before the phrase “concurrently with any delivery of financial statements under clause (a) above”.

69. Clause (g) of Section 5.01 of the Credit Agreement is hereby amended by (A) deleting the phrase “(or, in the case of July 2010, on or before August 31, 2010)” and (B) deleting each reference therein to the number “$40,000,000” and replacing it with a reference to the number “$34,375,000”.

70. Clause (h) of Section 5.01 of the Credit Agreement is hereby amended by deleting the phrase “(or, in the case of July 2010, on or before August 31, 2010)”.

71. Clause (i) of Section 5.01 of the Credit Agreement is hereby amended by deleting the phrase “(or, in the case of July 2010, on or before August 31, 2010)”.

72. Clause (o) of Section 5.01 of the Credit Agreement is hereby amended by deleting the reference to the uniform resource locator “http://www.cott.com/investors/ filings/en.htm” and replacing it with a reference to the uniform resource locator “http://www.cott.com/en/for-investors/overview”.

73. Clause (d) of Section 5.02 of the Credit Agreement is hereby amended by adding the phrase “alleging non-payment of rent or other amounts due in excess of one months’ rent to the relevant landlord or warehouseman or any other material default” immediately after the phrase “(which shall be delivered within five Business Days after receipt thereof)”.

74. Section 5.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.08. Use of Proceeds. The proceeds of the Loans will be used only (i) to pay fees and expenses in connection with the Transactions and (ii) for working capital needs and general corporate purposes. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.”

75. Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.11. Appraisals and Field Examinations. At any time that the Administrative Agent and/or any Collateral Agent requests, the Loan Parties will provide the Administrative Agent and the Collateral Agents with appraisals or updates thereof of their Inventory, equipment and real property from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent and each Collateral Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations, with all such appraisals and updates being at the Borrowers’ cost and expense except as limited in the following proviso; provided, however, that (A) in the case of appraisals of Inventory, (i) if no Event of Default has occurred and is continuing and Aggregate Availability has at all times during the preceding twelve fiscal months been greater than or equal to the greater of (y) twenty percent (20%) of the aggregate amount of all Commitments at such time and (z) $55,000,000, one such appraisal per calendar year shall be at the sole expense of the Loan Parties, (ii) if no Event of Default has occurred and is continuing and Aggregate Availability has at any time during the preceding twelve fiscal months been less than the greater of (y) twenty percent (20%) of the aggregate amount of all Commitments at such time and (z) $55,000,000, two such appraisals per calendar year shall be at the sole expense of the Loan Parties and (iii) if an Event of Default has occurred and is continuing, each such appraisal shall be at the sole expense of the Loan Parties and (B) in the case of appraisals of equipment and real property, (i) if no Event of Default has occurred and is continuing, one such appraisal in each of calendar year 2015 and every third calendar year thereafter shall be at the sole expense of the Loan Parties, (ii) if an Event of Default has occurred and is continuing, each such appraisal shall be at the sole expense of the Loan Parties and (iii) appraisals of parcels of real property not identified on Schedule 1.01(a) shall not be at the expense of the Loan Parties, except to the extent such appraisals are required by any Requirement of Law. In addition, at any time that the Administrative Agent and/or any Collateral Agent requests, the Loan Parties will provide the Administrative Agent and the Collateral Agents (and any third party retained by any of them) with access to their properties, books, records and employees to conduct field examinations, to ensure the adequacy of Borrowing Base Collateral and related reporting and control systems; provided, however, that (i) if no Event of Default has occurred and is continuing and Aggregate Availability has at all times during the preceding twelve fiscal months been greater than or equal to the greater of (y) twenty percent (20%) of the aggregate amount of all Commitments at such time and (z) $55,000,000, one such field examination per calendar year shall be at the sole expense of the Loan Parties, (ii) if no Event of Default has occurred and is continuing and Aggregate Availability has at any time during the preceding twelve fiscal months been less than the greater of (y) twenty percent (20%) of the aggregate amount of all Commitments at such time and (z) $55,000,000, two such field examinations per calendar year shall be at the sole expense of the Loan Parties and (iii) if an Event of Default has occurred and is continuing, each such field examination shall be at the sole expense of the Loan Parties.”

76. Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.12. Depository Banks. Each Loan Party (other than the members of the Cott Mexican Group) will maintain Chase as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business, provided that, notwithstanding the foregoing, each Loan Party may maintain deposit accounts at other financial institutions provided such institutions have delivered deposit account control agreements (or similar agreements) satisfactory to the Administrative Collateral Agent or UK Collateral Trustee, as the case may be, to the extent required under the relevant Security Agreement. Following the Amendment No. 2 Effective Date, Cliffstar LLC shall close each Cliffstar Deposit Account within a period of time reasonably acceptable to the Administrative Agent.”

77. Clause (c) of Section 5.13 is hereby amended by adding the phrase “, but not limited to,” immediately before the phrase “the filing and recording of financing statements”.

78. Section 5.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.15. Mexican Post-Closing Covenants. If Aggregate Availability is, or at any time has been, less than $50,000,000, then, upon the request of the Required Lenders, each Borrower will, and will cause its Restricted Subsidiaries to, execute and deliver the documents and complete the tasks set forth in item 1 and Annexes A, B and C of Schedule 5.15 within 30 days of such request (or within such longer periods as may be agreed to by the Administrative Agent and each Collateral Agent, each in its sole discretion).”

79. Clause (ii) of paragraph (e) of Section 6.01 of the Credit Agreement is hereby amended by (A) inserting the phrase “non-Loan Party” immediately before the first occurrence of the word “Subsidiary” and (B) deleting the phrase “Borrower or to any other” and replacing it with the phrase “non-Loan Party”.

80. Section 5.16 of the Credit Agreement is hereby amended by deleting the colon immediately after the phrase “by wire transfer all collected funds in the aggregate held in the deposit accounts of”.

81. Clause (g) of Section 6.01 of the Credit Agreement is hereby amended by (A) deleting the reference to the number “90” contained therein and replacing it with the number “180” and (B) deleting the phrase “this clause (e)” therefrom and replacing it with the phrase “this clause (g)”.

82. Clause (h) of Section 6.01 of the Credit Agreement is hereby amended by deleting the phrase “be come” from subclause (iii) thereof and replacing it with the word “become”.

83. Clause (k) of Section 6.01 of the Credit Agreement is hereby amended by deleting the phrase “this clause (i)” therefrom and replacing it with the phrase “this clause (k)”.

84. Clause (l) of Section 6.01 of the Credit Agreement is hereby amended by deleting the reference to the number “$5,000,000” contained therein and replacing it with the number “$10,000,000”.

85. Clause (p) of Section 6.01 of the Credit Agreement is hereby amended by deleting the word “and”.

86. Clause (q) of Section 6.01 of the Credit Agreement is hereby amended by deleting the period at the end of such paragraph and replacing it with the phrase “; and”.

87. Section 6.01 of the Credit Agreement is hereby amended by adding a new clause (r) at the end of such Section:

“(r) earnouts (other than the Earnout) constituting Acquisition Consideration in connection with Permitted Acquisitions in an aggregate amount not to exceed $25,000,000 at any time outstanding; provided that, so long as the aggregate amount of all such earnouts outstanding at such time exceeds $10,000,000, a Reserve shall be established by the Collateral Agents in an amount equal to the difference of (y) the aggregate amount of all such earnouts outstanding at such time, as determined by the Administrative Agent in its Permitted Discretion minus (z) $10,000,000.”

88. Clause (d) of Section 6.02 of the Credit Agreement is hereby amended by deleting the reference to the number “90” contained therein and replacing it with the number “180”.

89. Clause (m) of Section 6.02 of the Credit Agreement is hereby amended by deleting the word “and”.

90. Clause (n) of Section 6.02 of the Credit Agreement is hereby amended by deleting the period at the end of such paragraph and replacing it with the phrase “; and”.

91. Section 6.02 of the Credit Agreement is hereby amended by adding a new clause (o) at the end of such Section:

“(o) sales, transfers, dispositions and non-recourse factoring of accounts receivable permitted pursuant to paragraphs (c) and (o) of Section 6.05.”

92. Clause (a) of Section 6.04 of the Credit Agreement is hereby amended by (A) adding the reference “(i)” immediately before the phrase “Permitted Investments” and (B) adding the phrase “and (ii) so long as no Loans are outstanding under this Agreement, securities rated BBB or higher by S&P (or an equivalent rating by another nationally recognized rating agency) in an aggregate amount not to exceed $30,000,000 at any time outstanding” immediately after the words “Permitted Perfection Limitations”.

93. Clause (b) of Section 6.04 of the Credit Agreement is hereby amended by replacing the word “Loans” with the word “loans”.

94. Clause (c) of Section 6.04 of the Credit Agreement is hereby amended by deleting the reference to the number “$100,000,000” contained therein and replacing it with a reference to the number “$75,000,000”.

95. Clause (d) of Section 6.04 of the Credit Agreement is hereby amended by deleting the reference to the number “$100,000,000” contained therein and replacing it with a reference to the number “$75,000,000”.

96. Clause (e) of Section 6.04 of the Credit Agreement is hereby amended by deleting the reference to the number “$100,000,000” contained therein and replacing it with a reference to the number “$75,000,000”.

97. Clause (l) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(l) investments by the Company and its Restricted Subsidiaries in the form of Permitted Acquisitions, provided that the Company and its Restricted Subsidiaries may not make any Permitted Acquisition unless (x) both Borrowers’ Aggregate Availability on the date of such investment and Borrowers’ average Aggregate Availability over the prior thirty day period ending on such date (in each case after giving effect to such Permitted Acquisition) is at least $75,000,000 and (y) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 4.01(b) or Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day, is at least 1.15 to 1.0;”

98. Clause (n) of Section 6.04 of the Credit Agreement is hereby amended by (A) adding the phrase “, redemptions or exchanges” immediately after the phrase “investments in the form of purchases” and (B) replacing the phrase “Sections 6.09(b)(ix) through (xii)” with the phrase “Sections 6.09(b)(vii) and (ix)”.

99. Clause (o) of Section 6.04 of the Credit Agreement is hereby amended by (A) adding the phrase “, and investments in the form of equipment of,” immediately after the phrase “loans, advances and extensions of credit by” and (B) deleting the phrase “Section 6.01(l)” and replacing it the phrase “Section 6.01(n).

100. Clause (p) of Section 6.04 of the Credit Agreement is hereby amended by inserting the phrase “made after the Amendment No. 2 Effective Date” immediately after the first occurrence of the phrase “such loans and advances” in each of subclauses (B), (C) and (D) of such Clause (p).

101. Clause (s) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(s) [reserved;]”

102. Clause (t) of Section 6.04 of the Credit Agreement is hereby amended by deleting the last occurrence of the word “and” contained therein.

103. Clause (u) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(u) investments by the Company in Equity Interests in, and the making of capital contributions to, BCB International or, if BCB International no longer exists, BCB European, provided that (A) contemporaneously with such investment, (i) so long as BCB International and BCB European continue to exist, BCB International makes an investment in the Equity Interests of, or makes a capital contribution to, BCB European or, if BCB European no longer exists, BCB International makes an investment in the Equity Interests of, or makes a capital contribution to, a Loan Party and (ii) if BCB European continues to exist, BCB European makes an investment in the Equity Interests of, or makes a capital contribution to, a Loan Party, in the case of clauses (i) and (ii) in an amount equal to the investment made by the Company in BCB International, (B) any such Equity Interests held by a Loan Party shall be pledged pursuant to the applicable Security Agreement (subject to the limitations applicable to common stock of certain foreign Subsidiaries referred to in Section 5.13 and subject to Permitted Perfection Limitations), and (C) no investments permitted under this clause (u) shall be permitted to be made at any time an Event of Default has occurred and is continuing; provided, further, that no Borrower or Subsidiary may make any investment in Equity Interests of, or makes a capital contribution to, any member of the Cott Mexican Group in reliance on this clause (u);”

104. Section 6.04 of the Credit Agreement is hereby amended by adding the following new clauses at the end of such Section:

“(v) Guarantees by Loan Parties of obligations of other Loan Parties that do not constitute Indebtedness; and

(w) other loans, advances and investments not to exceed an aggregate amount of $5,000,000 at any time outstanding;”.

105. The proviso at the end of Section 6.04 of the Credit Agreement is hereby amended by (A) deleting the phrase “clause (p)” and replacing it with the phrase “clauses (p) and (w)” and (B) deleting the phrase “in accordance with Section 5.15” and replacing it with the phrase “as set forth on Schedule 5.15”.

106. Clause (b) of Section 6.05 of the Credit Agreement is hereby amended by deleting the phrase “and 6.04”.

107. Clause (c) of Section 6.05 of the Credit Agreement is hereby amended by adding the phrase “(other than sales, transfers and dispositions of accounts receivable permitted under paragraph (o) of this Section 6.05)” immediately after the phrase “compromise, settlement or collection thereof”.

108. Clause (d) of Section 6.05 of the Credit Agreement is hereby amended by (A) deleting the phrase “and (t)” and replacing it with the phrase “, (t)” and (B) inserting the phrase “and (w)” immediately before the phrase “of Section 6.04”.

109. Clause (e) of Section 6.05 of the Credit Agreement is hereby amended by (A) deleting the reference “(i)” at the beginning of such clause and (B) deleting the phrase “and (ii) sale and leaseback transactions permitted by Section 6.06(ii)”.

110. The proviso to clause (g) of Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in the United States, the United Kingdom or Canada in reliance upon this paragraph (g) (i) other than the assets designated in accordance with clause (ii) of this proviso, shall not exceed (x) $10,000,000 during any fiscal year of the Company and (y) $20,000,000 during the term of this Agreement, commencing on the Amendment No. 2 Effective Date and (ii) solely with respect to fixed assets acquired as part of a Permitted Acquisition and disclosed to the Administrative Agent in accordance with clause (j) of the definition of Permitted Acquisition, shall not exceed $20,000,000 during the term of this Agreement, commencing on the Amendment No. 2 Effective Date;”

111. Clause (k) of Section 6.05 of the Credit Agreement is hereby amended by (A) deleting the phrase “cash and” contained therein and (B) inserting the phrase “and dispositions of investments permitted by Section 6.04(a)(ii)” immediately after the phrase “Permitted Investments”.

112. Clauses (l) and (m) of Section 6.05 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(l) [reserved;]

(m) [reserved;]”

113. Clause (q) of Section 6.05 of the Credit Agreement is hereby amended by deleting the last occurrence of the word “and” contained therein and replacing it with a semicolon.

114. The proviso at the end of Section 6.05 of the Credit Agreement is hereby amended by (A) deleting the reference to paragraph “(e)(ii)” and replacing it with a reference to the phrase “(d), (e)”; (B) deleting the reference to paragraph “(l)” and (C) deleting the reference to paragraph “(m)”.

115. Section 6.06 of the Credit Agreement is hereby amended by deleting the reference to the number “90” contained therein and replacing it with the number “180”.

116. Paragraph (a) of Section 6.09 of the Credit Agreement is hereby amended by (A) deleting the phrase “in an aggregate amount not exceeding (x) $5,000,000 during any fiscal quarter or (y) $10,000,000 during any fiscal year of the Company as long as, in each case”

from clause (iii) thereof and replacing it with the phrase “as long as”, (B) inserting the words “after giving effect to such payment” immediately after the phrase “the Borrowers shall have both Aggregate Availability on the date of such payment” each time such phrase appears in such paragraph, (C) deleting each reference therein to the number “$100,000,000” and replacing it with a reference to the number “$75,000,000”, (D) deleting each reference therein to the ratio “1.1 to 1.0” and replacing it with a reference to the ratio “1.15 to 1.0”, (E) deleting the phrase “provided that no Event of Default has occurred and is then continuing,” from clause (iv) thereof, (F) deleting the phrase “in an aggregate amount not exceeding $50,000,000 during the term of this Agreement” from clause (iv) thereof and (G) adding the following phrase at the end of the proviso to such Paragraph after the phrase “distributed to its immediate parent”:

“, unless, solely in the case of any Restricted Payment made to any Interim Holdco, the Administrative Agent and the Co-Collateral Agent otherwise consent in writing, in their sole discretion, prior to such Restricted Payment”.

117. Subsection (vi) of clause (b) of Section 6.09 of the Credit Agreement is hereby amended by deleting the phrase “not exceeding $1,000,000 in any calendar year” and replacing it with the phrase “not exceeding (i) $1,000,000 for the period from the Amendment No. 2 Effective Date through December 31, 2012, and (ii) $1,000,000 in any calendar year thereafter”.

118. Subsection (vii) of clause (b) of Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vii) the Company or any of its Restricted Subsidiaries may, from time to time, (a) voluntarily purchase 2009 Notes or 2010 Notes from one or more holders thereof, (b) voluntarily redeem some or all of the 2009 Notes or 2010 Notes in accordance with the 2009 Indenture or the 2010 Indenture and/or (c) prepay Indebtedness outstanding in connection with the Sidel Water Capital Lease during the term of this Agreement, in each case as long as (A) no Event of Default has occurred and is continuing or would result after giving effect to such repurchase, redemption or prepayment, (B) the Borrowers shall have both Aggregate Availability minus Disqualified Payables of at least $75,000,000, determined both on the date of such repurchase, redemption or prepayment (and after giving effect thereto and, on an average basis for the thirty day period ending on (x) in the case of repurchases and redemptions under clauses (a) and (b) of this subsection (vii), the date the Company or such Restricted Subsidiary initially offers to make such repurchase or redemption or (y) in the case of prepayments under clause (c) of this subsection (vii), the date of such prepayment, in each case assuming that such repurchase, redemption or prepayment, as the case may be, was made on the first day of such period), and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 4.01(b) or Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day, is no less than 1.25 to 1.0;”

119. Subsections (ix), (x) and (xi) of clause (b) of Section 6.09 of the Credit Agreement are hereby deleted in their entirety and the succeeding subsections of such clause (b) are hereby renumbered in numerical order beginning with subsection (ix).

120. Subsection (ix) of clause (b) of Section 6.09 of the Credit Agreement is hereby amended by (A) inserting the phrase “, and after giving effect thereto,” immediately after the phrase “determined both on the date of such redemption, repurchase or prepayment” in subclause (B) of such subsection and (B) deleting the phrase “on a pro forma basis” from subclause (C) of such subsection.

121. The proviso at the end of clause (b) of Section 6.09 of the Credit Agreement is hereby amended by (A) adding the word “, prepayments” immediately after the phrase “in connection with any redemptions, purchases”; (B) deleting the word “Sections” and replacing it with the word “Section” and (C) deleting the phrase “through 6.09(b)(xiii)”.

122. Section 6.10 of the Credit Agreement is hereby amended by (A) deleting the phrase “6.04(c)” therefrom and replacing it with the phrase “6.04(b), (c)” in clause (c) of such Section, (B) deleting the phrase “(p) or (r)” therefrom and replacing it with the phrase “(l), (p), (q), (r), (u) or (v), or, solely to the extent such transactions are with an Affiliate of a Loan Party, Sections 6.04(o) or (t),” in clause (c) of such Section, (C) deleting the phrase “6.01(e), (f) or (k)” and replacing it with the phrase “6.01(a), (b), (c), (e), (f), (k) or (m)” in clause (d) of such Section, (D) inserting the phrase “or payment in respect of Indebtedness” immediately after the phrase “any Restricted Payment” in clause (e) of such Section, (E) inserting the word “and” at the end of clause (g) of such Section and (F) deleting the phrase “and (i) capital contributions contemplated by the Restructuring”.

123. Section 6.13 of the Credit Agreement is hereby amended by (A) deleting the reference to the number “$30,000,000” and replacing it with a reference to the number “$27,500,000”, (B) deleting the phrase “on or after September 30, 2010” and (C) deleting the phrase “after September 30, 2010”.

124. Clause (a) of Section 6.15 of the Credit Agreement is hereby amended by (A) amending and restating clause (i)(A) thereof to read: “(x) in the case of BCB International, the Equity Interests of BCB European or, if BCB European no longer exists, the Equity Interests of a Loan Party and (y) in the case of BCB European, the Equity Interests of Cott Retail Brands Limited,” and (B) amending and restating clause (i)(D) thereof to read: “to the extent (and for the limited period) permitted under Section 6.04(u), capital contributions and proceeds of investments in Equity Interests”.

125. Clause (b) of Section 6.15 of the Credit Agreement is hereby amended by replacing the word “The” at the beginning of such paragraph with the phrase “Without the prior written consent of the Administrative Agent and the Co-Collateral Agent in their sole discretion, the”.

126. Clause (i) of paragraph (a) of Section 9.01 is hereby amended by (A) deleting the name “Michael Zimmerman” and replacing it with the name “Jason Ausher” and (B) deleting the reference to facsimile number “813.881.1923” and replacing it with facsimile number “813.881.1914”.

127. Item 4 of Schedule 5.15 of the Credit Agreement is hereby amended by (A) deleting the phrase “No later than ten days following the Effective Date, the” and replacing it with the word “The”; (B) deleting the phrase “As soon as practicable and in any event no later than thirty days following the Effective Date” and (C) deleting the phrase “No later than sixty days following the Effective Date”.

128. Schedule 5.15 of the Credit Agreement is hereby amended by (A) deleting items 1 through 3 and items 5 and 6 therefrom and (B) renumbering the reference to item “4” as a reference to item “1”.

129. Clause (d) of Section 9.02 of the Credit Agreement is hereby amended by deleting the comma immediately after the phrase “then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement” and replacing it with a semi-colon.

130. Section 9.08 of the Credit Agreement is hereby amended by deleting the comma immediately after the phrase “The applicable Lender shall promptly notify the Borrower Representative and the Administrative Agent of such set-off or application” and replacing it with a semi-colon.

131. Section 10.11 of the Credit Agreement is hereby amended by deleting each occurrence of the phrase “the date hereof” and replacing it with the date “August 17, 2010”.

II.	Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions precedent have been satisfied:

1. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or pdf transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment, and (ii) duly executed copies (or facsimile or pdf copies) of the Reaffirmation Agreements (as defined in the Amended Credit Agreement) and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Amendment.

2. The Administrative Agent shall have received a written opinion of the United States Loan Parties’ counsel, addressed to the Administrative Agent, the Disbursement Agent, the Collateral Agents, the Issuing Banks and the Lenders in form and substance acceptable to the Administrative Agent.

3. The Administrative Agent shall have received copies of the most recent financial statements, projections and reports required to be delivered pursuant to Section 5.01 of the Credit Agreement.

4. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 2 Effective Date and executed by its Secretary, Assistant Secretary or Director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party, together with all amendments thereto, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws, memorandum and articles of association or operating, management or partnership agreement (or other equivalent organizational documents), together with all amendments thereto, and (ii) a short form or long form certificate of good standing, status or compliance, as applicable, together with any bring-down certificates or facsimiles, if any, for each Loan Party from its jurisdiction of organization, each dated a recent date on or prior to the Amendment No. 2 Effective Date.

5. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of each Borrower, on the Amendment No. 2 Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in Article III of the Amended Credit Agreement and Section III of this Amendment are true and correct as of such date, and (iii) certifying any other factual matters as may be reasonably requested by the Administrative Agent.

6. The Lenders, the Collateral Agents and the Administrative Agent shall have received all other fees required to be paid, including pursuant to the Fee Letters (as defined in the Amended Credit Agreement) and Section VI hereof, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment No. 2 Effective Date.

7. The Administrative Agent shall have received a solvency certificate, in form and substance satisfactory to the Administrative Agent, from a Financial Officer.

8. Each Collateral Agent shall have received the most recent Aggregate Borrowing Base Certificate and Borrowing Base Certificates required to be delivered pursuant to Section 5.01 of the Credit Agreement.

9. At the time of and immediately after giving effect to this Amendment, the Borrowers’ Aggregate Availability shall not be less than $75,000,000.

10. The Administrative Agent and the Administrative Collateral Agent shall have received updated appraisals of the equipment and real property of the Loan Parties from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent and the Administrative Collateral Agent, such appraisals to include, without limitation, information required by applicable law and regulations, with such appraisals being at the sole cost and expense of the Loan Parties.

11. The Administrative Agent shall have received such other documents as the Administrative Agent, the Disbursement Agent, any Issuing Bank, any Lender or their respective counsel may have reasonably requested.

12. The amendments contemplated by this Amendment are permitted pursuant to each of the 2009 Indenture and the 2010 Indenture.

III.	Representations and Warranties of the Loan Parties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent as of the date hereof as follows:

1. Each Loan Party has the legal power and authority to execute and deliver this Amendment and the officers of each Loan Party executing this Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

2. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

3. This Amendment and the Amended Credit Agreement each constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Credit Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by the Amended Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

5. Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date.

6. Each Borrower has caused to be conducted a thorough review of the terms of the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default has occurred and is continuing.

IV.	Post-Closing Covenants.

1. No later than 30 days following the Amendment No. 2 Effective Date (or such longer period as may be agreed to by the Administrative Agent and each Collateral Agent, each in its sole discretion), to the extent not previously provided to the Administrative Collateral Agent or the UK Security Trustee, as applicable, such Agent shall have received (i) updated stock powers or stock transfer forms, as applicable, for each certificate representing the shares of Equity Interests pledged pursuant to the Security Agreements, in each case executed in blank by a duly authorized officer of the pledgor thereof and (ii) updated allonges or transfer forms, as applicable, for each promissory note pledged to the Administrative Collateral Agent or the UK Security Trustee, as applicable, in each case executed in blank by a duly authorized officer of the pledgor thereof. For purposes of this paragraph, an officer is duly authorized to execute such stock power, allonge or transfer form if he or she is serving in the capacity set forth on such power or transfer form at the time such power or transfer form is delivered to the Administrative Collateral Agent.

V.	Reference to and Effect on the Credit Agreement.

1. Upon the effectiveness of this Amendment pursuant to Section II above, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

2. Except as specifically amended or modified by this Amendment and the Reaffirmation Agreements (as defined in the Amended Credit Agreement), the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

VI. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Co-Collateral Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith. All costs and expenses in connection with this Amendment are due on or prior to the effective date of this Amendment.

VII.	Miscellaneous.

1. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY BORROWER AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT

AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

2. Waiver. To induce the Administrative Agent and Lenders to enter into this Amendment, each Loan Party further acknowledges that it has no actual or potential defense, offset, claim, counterclaim or cause of action against the Administrative Agent or any Secured Party for any actions or events occurring on or before the date hereof, and each Loan Party hereby waives and releases any right to assert same.

3. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4. Terms Generally. References in this Amendment, the Credit Agreement and the Amended Credit Agreement to the words “clause” and “paragraph” shall be construed to have the same meaning.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic image scan transmission (including via e-mail) shall be effective as delivery of a manually executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

6. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

7. Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

8. Amendments to Security Agreements. Each Lender party hereto hereby consents to the amendments contained in, and directs the Administrative Agent and the Collateral Agent to enter into, the Canadian Reaffirmation Agreement and the U.S. Reaffirmation Agreement, each as defined in the Amended Credit Agreement.

[The remainder of this page is intentionally blank.]

EXECUTION VERSION

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CLIFFSTAR LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

Signature page to Amendment No. 2 to

Credit Agreement

OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

967979 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

804340 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

2011438 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT RETAIL BRANDS LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

Signature page to Amendment No. 2 to

Credit Agreement

COTT LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT EUROPE TRADING LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT PRIVATE LABEL LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT (NELSON) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT USA FINANCE LLC

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Authorized Representatives

Signature page to Amendment No. 2 to

Credit Agreement

COTT HOLDINGS INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

INTERIM BCB, LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT VENDING INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT INVESTMENT, L.L.C.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT USA CORP.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 2 to

Credit Agreement

COTT U.S. HOLDINGS LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT U.S. ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

STAR REAL PROPERTY LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CAROLINE LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 2 to

Credit Agreement

COTT UK ACQUISITION LIMITED

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT ACQUISITION LIMITED

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT LUXEMBOURG S.A.R.L.

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Class A Manager

By:	/s/ Luc Sunnen
	Name:	Luc Sunnen
	Title:	Class B Manager

Signature page to Amendment No. 2 to

Credit Agreement

EXECUTION VERSION

JPMORGAN CHASE BANK, N.A., individually, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ David J. Waugh
	Name:	David J. Waugh
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Administrative Collateral Agent

By	/s/ David J. Waugh
	Name:	David J. Waugh
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Agostino A. Marchetti
	Name:	Agostino A. Marchetti
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

Signature page to Amendment No. 2 to

Credit Agreement

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

Signature page to Amendment No. 2 to

Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as Co-Collateral Agent and as a Lender

By	/s/ Philip F. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Signatory

Signature page to Amendment No. 2 to

Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Director

DEUTSCHE BANK AG, CANADA BRANCH, as a Lender

By	/s/ Paul M. Jurist
	Name:	Paul M. Jurist
	Title:	Managing Director and Principal Officer

By	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

Signature page to Amendment No. 2 to

Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By	/s/ David Hill
	Name:	David Hill
	Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By	/s/ Lawrence Clement
	Name:	Lawrence Clement
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.
(LONDON BRANCH), as a Lender

By	/s/ David Hill
	Name:	David Hill
	Title:	Vice President

Signature page to Amendment No. 2 to

Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Todd W. Milenius
	Name:	Todd W. Milenius
	Title:	Vice President

PNC BANK, CANADA BRANCH, as a Lender

By	/s/ Mike Danby
	Name:	Mike Danby
	Title:	Assistant Vice President

Signature page to Amendment No. 2 to

Credit Agreement